EXHIBIT 10.6

SECOND AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT AND WAIVER

THIS SECOND AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT AND WAIVER (this “Amendment”), dated as of August 31, 2011, is entered into by and among the Lenders signatory hereto, PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as agent for the Lenders (in such capacity “Agent”), GENERAL ELECTRIC CAPITAL CORPORATION and PNC, as co-collateral agents (in such capacities, the “Co-Collateral Agents” and each a “Co-Collateral Agent”), TWIST BEAUTY PACKAGING HOLDING CORP., a Delaware corporation (“U.S. Parent Holdco”), BEAUTY PACKAGING CANADA HOLDINGS, INC., an Ontario corporation (“Canadian Parent Holdco” and together with U.S. Parent Holdco, the “Parent Holdcos” and each a “Parent Holdco”), ALBEA AMERICAS, INC., a Delaware corporation (f/k/a Twist Beauty Packaging US, Inc., “Albea Americas”), ALBEA COSMETICS AMERICA, INC., a Delaware corporation (f/k/a Techpack America, Inc., “Albea Cosmetics”), ALBEA BEAUTY SOLUTIONS USA, LLC, a New York limited liability company (f/k/a Cosmetech Mably International, LLC, “Albea Solutions”), ALBEA MEXICANA, LP, a Texas limited partnership (f/k/a Cebal Mexicana, LP, “Albea Mexicana” and, collectively with Albea Americas, Albea Cosmetics and Albea Solutions, the “U.S. Borrowers” and each a “U.S. Borrower”), ALBÉA CANADA INC., an Ontario corporation (f/k/a Beauty Packaging Canada, Inc., “Albea Canada” and collectively with the U.S. Borrowers, the “Borrowers” and each a “Borrower”). Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below.

RECITALS

A.                                    The Lenders, Agent, the Co-Collateral Agents, the Parent Holdcos and the Borrowers have previously entered into that certain Revolving Credit, Term Loan and Security Agreement dated December 17, 2010, as amended by that certain First Amendment to Revolving Credit, Term Loan and Security Agreement dated January 18, 2011 (as amended, and as further amended, modified and supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers.

B.                                    Each of the Events of Default listed on Annex I hereto have occurred and are continuing or are expected to occur as of the date hereof (collectively, the “Known Existing Defaults”).

C.                                    The Parent Holdcos and the Borrowers have requested that Agent, the Co-Collateral Agents and the Lenders waive the Known Existing Defaults and amend the Credit Agreement on the terms and conditions set forth herein.

D.                                    The Parent Holdcos and the Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s, any Co-Collateral Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement or any Other Document is being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      Amendments to Credit Agreement.

(a)                                 The following defined terms are hereby added to Section 1.2 of the Credit Agreement in their proper alphabetical order:

“Albea Americas” shall mean Albea Americas, Inc., a Delaware corporation formerly known as Twist Beauty Packaging US, Inc.

“Albea Canada” shall mean Albéa Canada Inc., an Ontario corporation formerly known as Beauty Packaging Canada, Inc.

“Albea Cosmetics” shall mean Albea Cosmetics America, Inc., a Delaware corporation formerly known as Techpack America, Inc.

“Albea Mexicana” shall mean Albea Mexicana, LP, a Texas limited partnership formerly known as Cebal Mexicana, LP.

“Albea Solutions” shall mean Albea Beauty Solutions USA, LLC, a New York limited liability company formerly known as Cosmetech Mably International, LLC.

“Albea Texas” shall mean Albea Plastic Packaging Texas, Inc., a Delaware corporation formerly known as Pechiney Plastic Packaging Texas, Inc.

“Appraised Equipment” shall mean Equipment of the Loan Parties which was appraised in the appraisal received and accepted by the Co-Collateral Agents immediately prior to the Closing Date.

“Second Amendment Date” shall mean August 31, 2011.

“TPI Equipment Acquisition” shall mean the sale of equipment by TPI Mexicana S.A. de C.V. to its Affiliate, Albea Cosmetics, in a series of transactions of no more than $3,200,000 in aggregate to be completed within 60 days of the Second Amendment Date.

(b)                                 Section 2.21(c)(ii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(ii)                            When any Parent Holdco or any Subsidiary thereof removes, relocates or holds any piece of Appraised Equipment to or in a location outside of the United States of America or Canada, U.S. Borrowers shall repay the Advances in an amount equal to 100% of the net orderly liquidation value assigned in said appraisal to such piece of Appraised Equipment so removed, relocated or held. Such repayments shall be applied (A) first to the outstanding principal installments of the Term Loan in the inverse order of the maturities thereof, and (B) second, (1) to the extent such Appraised Equipment related to the U.S. Borrower, to the remaining U.S. Advances in such order as Agent may determine, subject to the U.S. Borrowers’ ability to reborrow U.S. Revolving Advances in accordance with the terms hereof, and (2) to the extent such Appraised Equipment related to the Canadian Borrowers, to the remaining Canadian Advances in such order as Agent may determine, subject to the Canadian Borrowers’ ability to reborrow Canadian Revolving Advances in accordance with a the terms hereof.”

(c)                                  Section 4.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“4.2                         Perfection of Security Interest. Each Loan Party shall take all action that may be necessary or desirable, or that Agent may request in its Permitted Discretion, so as to, in each case, at all times to maintain the validity, perfection, enforceability and priority of Agent’s security interest in and Lien on the Collateral, to the extent it can be perfected, (with the understanding that the Collateral may be subject to Permitted Encumbrances as otherwise provided for herein) or to enable Agent to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to, (i) immediately discharging all Liens other than Permitted Encumbrances, (ii) using commercially reasonable efforts to obtain Lien Waiver Agreements, (iii) delivering to Agent, endorsed or accompanied by such instruments of assignment as Agent may specify, and stamping or marking, in such manner as Agent may specify, any and all chattel paper, instruments, letters of credits and advices thereof and documents evidencing or forming a part of the Collateral individually or in the aggregate with all other such chattel paper, instruments, letters of credit and advise thereof not so endorsed and delivered to the Agent and so marked or stamped, evidencing more than $500,000, (iv) entering into warehousing, lockbox and other custodial arrangements satisfactory to Agent as determined in its Permitted Discretion, and (v) executing and delivering financing statements, control agreements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance satisfactory to Agent, relating to the creation, validity, perfection, maintenance or continuation of Agent’s security interest and Lien under the Uniform Commercial Code, PPSA or other Applicable Law and in the case of Intellectual Property, the recording of security agreements with the U.S. Patent and Trademark Office and the U.S. Copyright Office, as applicable; provided that (A) no Loan Party shall be required to make any filing in connection with any Intellectual Property other than filings with (1) the United States Patent and Trademark Office, the United States Copyright Office and (2) any equivalent Governmental Bodies in other jurisdictions as reasonably required by Agent taking into account the cost of such filings and the value of the Collateral covered thereby and (B) no Loan Party shall be required to take actions to perfect Agent’s Liens on Collateral located outside of the United States of America or Canada unless, after consultation with the applicable Loan Parties, such actions are reasonably required by Agent taking into account the cost of such actions and the value of the Collateral covered thereby. By its signature hereto or to any joinder hereto, each Loan Party hereby authorizes Agent to file against such Loan Party, one or more financing, continuation or amendment statements pursuant to the Uniform Commercial Code and/or the PPSA in form and substance satisfactory to Agent (which statements may describe the collateral as “all assets” or a description, including a check-

the-box description in the case of the PPSA, of similar import). All charges, expenses and fees Agent may incur in doing any of the foregoing, and any local taxes relating thereto, shall, to the extent relating to U.S. Borrowers be charged to U.S. Borrower’s Account as a U.S. Revolving Advance of a Domestic Rate Loan and added to the U.S. Obligations, to the extent relating to Canadian Borrowers be charged to Canadian Borrower’s Account as a Canadian Revolving Advance of a Canadian Prime Rate Loan and added to the Canadian Obligations, or, at Agent’s option, shall be paid, by U.S. Borrowers if relating to U.S. Borrowers or by Canadian Borrowers if relating to Canadian Borrowers, to Agent for its benefit and for the ratable benefit of Lenders promptly upon demand.”

(d)                                 Section 4.5(a)(iv) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(iv)                        such Loan Party’s Equipment and Inventory shall be located as set forth on Schedule 4.5 (as updated from time to time) and shall not be moved from such locations (other than Inventory and Equipment in transit between such locations or Equipment out for repair) without the prior written consent of each Co-Collateral Agent except with respect to the sale of Inventory in the Ordinary Course of Business and Equipment to the extent permitted in Section 4.3 hereof.”

(e)                                  Schedule 4.5 to the Credit Agreement is hereby replaced in its entirety with Schedule 4.5 to this Amendment.

(f)                                   Section 4.15(h)(ii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(ii)                            All deposit accounts and investment accounts of the Loan Parties are set forth on Schedule 4.15(h) (as such schedule may be updated from time to time in accordance with the terms of this Agreement). On or before January 31, 2011 (or such longer period, not to exceed thirty (30) additional days, as Agent may approve in writing), the Loan Parties shall have delivered to Agent control agreements with respect to all such accounts, other than those (1) containing less than $10,000 at all times, (2) utilized solely for making payroll or employee benefit related payments or (3) maintained in Canada which are not Canadian Collection Accounts and with respect to which a control agreement is not required for the perfection of Agent’s Lien thereon. On or before August 15, 2011, the Loan Parties shall have delivered to Agent evidence, in form and substance reasonably satisfactory to Agent, that all such accounts of the U.S. Loan Parties, other than the Canadian Collection Accounts and those maintained with PNC, have been closed.”

(g)                                  Section 7.1(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(b)                           Sell, lease, transfer or otherwise dispose of any of its properties or assets, except (i) dispositions expressly permitted by Section 4.3 (it being understood and agreed that notwithstanding anything to the contrary in Section 4.3, the exceptions in Section 4.3 shall be equally applicable to Loan Parties and Subsidiaries of Parent Holdcos that are not Loan Parties) and (ii) any other sales or dispositions expressly permitted by this Agreement;”

(h)                                 Section 7.10 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“7.10.               Transactions with Affiliates. Except as otherwise specifically permitted hereunder, directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise enter into any transaction or deal with, any Affiliate, except transactions disclosed to the Agent, which are in the Ordinary Course of Business, on an arm’s-length basis on terms and conditions no less favorable than terms and conditions which would have been obtainable from a Person other than an Affiliate. Notwithstanding the foregoing, Albea Cosmetics is permitted to purchase or acquire equipment from TPI Mexicana S.A. de C.V. pursuant to the TPI Equipment Acquisition.”

(i)                                     Section 9.7 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“9.7.                      Annual Financial Statements. Furnish Agent and Lenders (i) no later than August 31, 2011 for the fiscal year ended December 31, 2010 and (ii) within one hundred eighty (180) days after the end of each Fiscal Year commencing with the Fiscal Year 2011 (x) the audited consolidating financial statements of the Twist North America Group and such unaudited financial statements on a Combined and Consolidated Basis including, but not limited to, statements of income and stockholders’ equity and cash flow from the beginning of the current Fiscal Year to the end of such Fiscal Year and the balance sheet as at the end of such Fiscal Year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and, with respect to such consolidating financial statements, reported upon without qualification by an independent certified public accounting firm selected by the Parent Holdcos and reasonably satisfactory to Agent (the “Accountants”), it being understood that PriceWaterhouseCoopers is acceptable to Agent and (y) with respect to their Fiscal Year 2010, a balance sheet of the Borrowers on a consolidated basis, giving effect to the Transactions and prepared from the audited consolidating financial statements of the Borrowers and in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and, with respect to such audited consolidating financial statements, reported upon without qualification by the Accountants. The report of the Accountants shall be accompanied by a copy of any management letter of the Accountants addressed to any Parent Holdco and a statement of the Accountants certifying that (A) they have caused this Agreement to be reviewed, (B) in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default or a Default under Sections 6.5 or 7.6 of this Agreement or, if such information came to their attention, specifying any such Default or Event of Default, its nature, when it occurred and whether it is continuing, and such report shall contain or have appended thereto calculations which set forth the Loan Parties’ compliance with the requirements or restrictions imposed by Sections 6.5, 7.6, and 7.7 hereof. In addition, the reports shall be accompanied by a Compliance Certificate.”

2.                                      Waiver of Known Existing Default. Subject to the terms and conditions of this Amendment, Agent, the Co-Collateral Agents and the Lenders waive the Known Existing Defaults; provided, however, nothing herein shall be deemed a waiver with respect to any other or future failure of any Credit Party to comply fully with the terms of Sections 4.5, 4.15(h), 7.1, 7.10, 7.15, 9.7 or 10.2 of the Credit Agreement or any other provisions of the Credit Agreement or any Other Document (in each case, as amended or modified by this Amendment). This waiver shall be effective only for the specific defaults comprising the Known Existing Defaults, and in no event shall this waiver be deemed to be a waiver of enforcement of any of Agent’s, Co-Collateral Agents’ or any Lender’s rights with respect to any other Defaults or Events of Default now existing or hereafter arising. Nothing contained in this Amendment nor any communications between any Credit Party and Agent, Co-Collateral Agents or any Lender shall be a waiver of any rights or remedies Agent, any Co-Collateral Agent or any Lender has or may have against any Credit Party, except as specifically provided herein. Except as specifically provided herein, each of Agent, each Co-Collateral Agent and each Lender hereby reserves and preserves all of its rights and remedies against any Credit Party under the Credit Agreement and the Other Documents.

3.                                      Effectiveness of this Amendment. Agent must have received the following items, in form and content acceptable to the Co-Collateral Agents, before this Amendment is effective.

(a)                                 Amendment; Acknowledgement. This Amendment and the attached Acknowledgement by Guarantors, each fully-executed by all parties hereto and thereto.

(b)                                 Insurance Certificate. Certified copies of the Loan Parties’ casualty insurance policies, together with loss payable endorsements on Agent’s standard form of loss payee endorsement naming Agent as loss payee.

(c)                                  Representations and Warranties. The representations and warranties set forth herein must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof).

4.                                      Representations and Warranties. Each of the Parent Holdcos and Borrowers represents and warrants as follows:

(a)                                 Authority. Such Person has full power, authority and legal right to enter into this Amendment and to perform all its respective Obligations hereunder and under the Other Documents (as amended or modified hereby). This Amendment has been duly executed and delivered by such Person, and this Amendment constitutes the legal, valid and binding obligation of such Person enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Amendment (a) are within such Person’s corporate, limited liability company or limited partnership powers (as applicable), have been duly authorized by all necessary company or partnership (as applicable)

action, are not in contravention of law or the terms of such Person’s operating agreement, bylaws, partnership agreement, certificate of formation, articles of incorporation or other applicable documents relating to such Person’s formation or to the conduct of such Person’s business or of any material agreement or undertaking to which such Person is a party or by which such Person is bound, (b) will not, in any material respect, conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (c) will not require the Consent of any Governmental Body or any other Person, except those Consents which have been duly obtained, made or compiled prior to the date hereof and which are in full force and effect or except those which the failure to have obtained would not have, or could not reasonably be expected to have a Material Adverse Effect and (d) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of any Loan party under the provisions of any material agreement, charter document, operating agreement or other instrument to which any Loan Party is a party or by which it or its property is a party or by which it may be bound.

(b)                                 Representations and Warranties. Each of the representations and warranties made by a Loan Party in or pursuant to the Credit Agreement, the Other Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Credit Agreement, the Other Documents or any related agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, other than representations and warranties relating to a specific earlier date, and in such case such representations and warranties are true and correct in all material respects as of such earlier date.

(c)                                  No Default. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.

(d)                                 Location of Appraised Equipment. All Appraised Equipment is located in the United States of America or Canada as of the date hereof.

5.                                      Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

6.                                      Counterparts; Facsimile Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other similar form of electronic transmission shall be deemed to be an original signature hereto.

7.                                      Reference to and Effect on the Other Documents.

(a)                                 Upon and after the effectiveness of this Amendment, each reference in (i) the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Other Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby and (ii) the Credit Agreement or any Other Document to (A) Twist shall mean and be a reference to Albea Americas, (B) Techpack shall mean and be a reference to Albea Cosmetics, (C) Cosmetech shall mean and be a reference to Albea Solutions, (D) Cebal LP shall mean and be a reference to Albea Mexicana, (E) BP Canada shall mean and be a reference to Albea Canada and (F) Pechiney shall mean and be a reference to Albea Texas.

(b)                                 Except as specifically amended above, the Credit Agreement and all Other Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties to Agent and the Lenders.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent and/or the Lenders under any of the Other Documents, nor constitute a waiver of any provision of any of the Other Documents.

(d)                                 To the extent that any terms and conditions in any of the Other Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

8.                                      Ratification. Each of the Parent Holdcos and Borrowers hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Other Documents effective as of the date hereof. Without limiting the foregoing, each of the Loan Parties hereby specifically reaffirms, as of the date hereof, the terms and provisions of Section 4.5(a) of the Credit Agreement and agrees that such terms and provisions remain in full force and effect (except as specifically modified in this Amendment).

9.                                      Integration. This Amendment, together with the Other Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10.                               Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

11.                               Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent, the Co-Collateral Agents or the Lenders to modify or waive any of their respective rights and remedies under the Other Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

TWIST BEAUTY PACKAGING HOLDING
CORP., a Delaware corporation

By:	/s/ A. Marion
Name:	A. Marion
Title:	CFO

ALBEA AMERICAS, INC. (f/k/a Twist Beauty
Packaging US, Inc.), a Delaware corporation

By:	/s/ F. Beaussant
Name:	F. Beaussant
Title:	Vice President

ALBEA COSMETICS AMERICA, INC. (f/k/a
Techpack America, Inc.), a Delaware corporation

By:	/s/ Robert F. Pelliciari
Name:	Robert F. Pelliciari
Title:	Secretary

ALBEA BEAUTY SOLUTIONS USA, LLC (f/k/a
Cosmetech Mably International, LLC), a New York
limited liability company

By:	/s/ Robert F. Pelliciari
Name:	Robert F. Pelliciari
Title:	Secretary

Signature Page to

Second Amendment to Revolving Credit, Term Loan and Security Agreement and Waiver

ALBEA MEXICANA, LP (f/k/a Cebal Mexicana,
LP), a Texas limited partnership

By:	/s/ F. Beaussant
Name:	F. Beaussant
Title:	Treasurer of General Partner

BEAUTY PACKAGING CANADA HOLDINGS,
INC., an Ontario corporation

By:	/s/ Roy W. Turner
Name:	Roy W. Turner
Title:	Director

ALBÉA CANADA INC. (f/k/a Beauty Packaging
Canada, Inc.), an Ontario corporation

By:	/s/ Roy W. Turner
Name:	Roy W. Turner
Title:	Director

Signature Page to

Second Amendment to Revolving Credit, Term Loan and Security Agreement and Waiver

PNC BANK, NATIONAL ASSOCIATION,
as a Co-Collateral Agent, Agent and a Lender

By:	/s/ Scott Goldstein
Name:	Scott Goldstein
Title:	Senior Vice President

Signature Page to

Second Amendment to Revolving Credit, Term Loan and Security Agreement and Waiver

GENERAL ELECTRIC CAPITAL
CORPORATION,
as a Co-Collateral Agent and a Lender

By:	/s/ Pamela Eskra
Name:	Pamela Eskra
Title:	Authorized Signatory

Signature Page to

Second Amendment to Revolving Credit, Term Loan and Security Agreement and Waiver

PNC BANK CANADA BRANCH,
as a Lender

By:	/s/ Mike Danby
Name:	Mike Danby
Title:	Assistant Vice President

Signature Page to

Second Amendment to Revolving Credit, Term Loan and Security Agreement and Waiver

ACKNOWLEDGEMENT BY GUARANTOR

In connection with the foregoing Second Amendment to Revolving Credit, Term Loan and Security Agreement and Waiver (the “Amendment”), the undersigned, each being a Guarantor (as defined in the Credit Agreement referenced in the Amendment) under its Guaranty (as defined in the Credit Agreement referenced in the Amendment), hereby acknowledges and agrees to the Amendment and confirms and agrees that its Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in such Guaranty to the Credit Agreement (as defined in the Amendment), “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or modified by the Amendment. Although Agent and the Lenders have informed the Guarantors of the matters set forth above, and the Guarantors have acknowledged the same, each Guarantor understands and agrees that neither Agent nor any Lender has any duty under the Credit Agreement, any Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

TWIST BEAUTY PACKAGING HOLDING
CORP., a Delaware corporation

By:	/s/ A. Marion
Name:	A. Marion
Title:	CFO

CEBAL MEXICANA LLC,
a Delaware limited liability company

By:	/s/ F. Beaussant
Name:	F. Beaussant
Title:	Treasurer of Sole Member

ALBEA PLASTIC PACKAGING TEXAS, INC.
(f/k/a Pechiney Plastic Packaging Texas. Inc.),
a Delaware corporation

By:	/s/ Robert F. Pelliciari
Name:	Robert F. Pelliciari
Title:	Secretary

Acknowledgment Page to

Second Amendment to Revolving Credit, Term Loan and Security Agreement and Waiver

ALBEA AMERICAS, INC. (f/k/a Twist Beauty
Packaging US, Inc.), a Delaware corporation

By:	/s/ F. Beaussant
Name:	F. Beaussant
Title:	Vice President

ALBEA COSMETICS AMERICA, INC. (f/k/a
Techpack America Inc.), a Delaware corporation

By:	/s/ Robert F. Pelliciari
Name:	Robert F. Pelliciari
Title:	Secretary

ALBEA BEAUTY SOLUTIONS USA, LLC (f/k/a
Cosmetech Mably International, LLC), a New York
limited liability company

By:	/s/ Robert F. Pelliciari
Name:	Robert F. Pelliciari
Title:	Secretary

ALBEA MEXICANA, LP (f/k/a Cebal Mexicana,
LP), a Texas limited partnership

By:	/s/ F. Beaussant
Name:	F. Beaussant
Title:	Treasurer of General Partner

Acknowledgment Page to

Second Amendment to Revolving Credit, Term Loan and Security Agreement and Waiver

BEAUTY PACKAGING CANADA HOLDINGS,
INC., an Ontario corporation

By:	/s/ Roy W. Turner
Name:	Roy W. Turner
Title:	Director

Acknowledgment Page to

Second Amendment to Revolving Credit, Term Loan and Security Agreement and Waiver

ANNEX I TO SECOND AMENDMENT TO REVOLVING CREDIT,

TERM LOAN AND SECURITY AGREEMENT AND WAIVER

1.              An Event of Default has occurred and is continuing as a result of the Loan Parties’ Equipment and Inventory being located at locations in Mexico which were not disclosed on Schedule 4.5 to the Credit Agreement (prior to the amendment of Schedule 4.5 on the date hereof).

2.              An Event of Default has occurred and is continuing under Section 4.15(h) of the Credit Agreement as a result of the Loan Parties’ failure to deliver to Agent evidence that all accounts of the U.S. Loan Parties, other than the Canadian Collection Accounts and those maintained with PNC, have been closed.

3.              An Event of Default has occurred and is continuing, or is expected to occur, under Section 7.1 and 7.10 of the Credit Agreement as a result of the TPI Equipment Acquisition.

4.              An Event of Default has occurred and is continuing as a result of the Loan Parties’ failure to provide notice in accordance Section 7.15 of the Credit Agreement of the following name changes:

Prior Name	Current Name
Cebal Mexicana, LP	Albea Mexicana, LP
Cosmetech Mably International, LLC	Albea Beauty Solutions USA, LLC
Plastic Packaging Texas, Inc.	Albea Plastic Packaging Texas, Inc.
Techpack America, Inc.	Albea Cosmetics America, Inc.
Twist Beauty Packaging US, Inc.	Albea Americas, Inc.
Beauty Packaging Canada, Inc.	Albéa Canada Inc.

5.              An Event of Default has occurred and is continuing as a result of the Loan Parties’ failure to, pursuant to Section 9.7 of the Credit Agreement, furnish to Agent and Lenders within one hundred eighty (180) days after the end of the 2010 Fiscal Year the audited consolidating financial statements of the Twist North America Group.

6.              An Event of Default has occurred and is continuing under Section 10.2 of the Credit Agreement by virtue of any representation or warranty made or deemed made by any Loan Party in the Credit Agreement, any other Operative Document or in any certificate or document executed by any Loan Party in favor of the Agent or any Lender, or in any financial statement delivered to or certified by any Loan Party or any Subsidiary thereof that, in each case, would be misleading in any material respect solely as a result of the existence of the Events of Default described in the foregoing clauses 1 through 4.

[Remainder of Page Intentionally Left Blank]

SCHEDULE 4.5

EQUIPMENT AND INVENTORY LOCATIONS

Entity	Address	Owned or Leased	Location Type

Twist Beauty Packaging	191 Route 31 North	Owned	Chief Executive
Holding Corp.	Washington, NJ 07882		Office

Albea Americas, Inc.	191 Route 31 North	Owned	Chief Executive
	Washington, NJ 07882		Office

	1209 Madison Street	Owned	Warehouse
Shelbyville TN 37160

Albea Plastic Packaging	191 Route 31 North	Owned	Chief Executive
Texas, Inc.	Washington, NJ 07882		Office

Albea Cosmetics	1350 Technology Way	Leased	Chief Executive
America, Inc.	Morristown, TN 37813		Office
	1500 Midway Court, Unit W9	Leased	Plant
Elk Grove Village, IL
	4695 Towerwood Drive	Leased	Warehouse
Brownsville, TX 78521
	190 Motor Parkway Suite 101	Leased	Warehouse
Hauppage, NY 11788

Albea Beauty Solutions	595 Madison Avenue, 10/F	Leased	Chief Executive
USA, LLC	New York, NY 10022		Office
	9100 South Dadeland Blvd.,	Leased	Sales Office
Suite 220, Miami, FL 33156
	5777 West Century Blvd. Los	Leased	Sales Office
Angeles, CA 90045

Albea Mexicana, LP	191 Route 31 North	Owned	Chief Executive
	Washington, NJ 07882		Office
	5300 George Mac Vay Drive,	Leased	Warehouse
Suite 201 Macallen TX 78503

Cebal Mexicana, LLC	191 Route 31 North	Owned	Chief Executive
	Washington, NJ 07882		Office

Beauty Packaging	40 Driver Road, Brampton,	Leased	Chief Executive
Canada, Inc.	Ontario L6T 5V2		Office

Beauty Packaging	40 Driver Road, Brampton,	Leased	Chief Executive
Canada Holdings, Inc.	Ontario L6T 5V2		Office

Affiliate Locations

Inventory and Equipment of Albea Americas is from time to time located with:

Cebal Americas de Reynosa, S. de R.L. de C.V.

Av. de Los Nogales S/N, Parque Industrial Villa Florida

Reynosa, Tam., CP 88730 Mexico

Inventory and Equipment of Albea Cosmetics is from time to time located with:

Cepillos de Matamoros, S.A. de C.V.

Francisco Sarabia #135 Col Mexico Agrario

Matamoros, Tam., CP 87440 Mexico

Third Party Locations

The Shelbyville, TN location uses a temporary warehouse to store excess inventory at 1209 E. Lane Street Shelbyville, TN 37160

George Sayegh Warehouse & Trucking holds Avon & L’oreal/Maybelline products at 700 Belleville Turnpike, Kearny, NJ 07032

Goff Distribution Inc. holds L’oreal products at 1801 E. Roosevelt Rd. Little Rock, AR 72206

Smart Warehousing holds L’oreal and Maybelline products at 1601 Gregory Street N. Little Rock, AR 72114

Avon Products Inc. Branch Plant #1000011 holds Avon products at 6901 Golf Road, Morton Grove, IL 60053

Avon Products Inc. – USA Springsdale, Branch Plant # 1000021 holds Avon products at 175 Progress Place, Springdale, OH 45246

Avon Products Inc. holds Avon products at 6901 Golf Road, Morton Grove, IL 60053